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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 27, 2001

                                CERUS CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                0-21937                  68-0262011
 (State of jurisdiction) (Commission File No.) (IRS Employer Identification No.)

                               2411 Stanwell Drive
                            Concord, California 94520
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 288-6000


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ITEM 5.  OTHER EVENTS.

Cerus Corporation has development and commercialization agreements with Baxter Healthcare Corporation for the joint development of the INTERCEPT Platelet, Red Blood Cell and Plasma Systems. These agreements and their applicable amendments have been filed with the SEC as exhibits to prior filings. Cerus is filing certain of these agreements as exhibits to this report in accordance with requests for continued confidential treatment of certain terms.


ITEM 7.             EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION OF EXHIBIT
-------             ----------------------
10.17*              Development, Manufacturing and Marketing Agreement, dated December 10,
                    1993, by and between Cerus and Baxter Healthcare Corporation.

10.18*              Development, Manufacturing and Marketing Agreement, dated April 1, 1996, by and between Cerus and Baxter Healthcare Corporation.

10.32*              Second Amendment to Development, Manufacturing and Marketing Agreement,
                    dated June 30, 1998, by and between Cerus and Baxter Healthcare Corporation.

--------------------
* The Company has requested continued confidential treatment with respect to certain portions of this exhibit.


                                      1

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CERUS CORPORATION


Dated:    August 27, 2001           By: /s/ HOWARD G. ERVIN
                                        ---------------------------------------
                                        Howard G. Ervin
                                        Vice President, Legal Affairs















                                       2


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION OF EXHIBIT
-------             ----------------------
10.17*              Development, Manufacturing and Marketing Agreement, dated December 10,
                    1993, by and between Cerus and Baxter Healthcare Corporation.

10.18*              Development, Manufacturing and Marketing Agreement, dated April 1, 1996, by and between Cerus and Baxter Healthcare Corporation.

10.32*              Second Amendment to Development, Manufacturing and Marketing Agreement,
                    dated June 30, 1998, by and between Cerus and Baxter Healthcare Corporation.

--------------------
* The Company has requested continued confidential treatment with respect to certain portions of this exhibit.